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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2003


                         BRUSH ENGINEERED MATERIALS INC.
               (Exact Name of Registrant as Specified in Charter)



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
Ohio                                           001-15885              34-1919973
(State of Other Juris-                         (Commission            (IRS Employer
Diction of Incorporation)                      File Number)           Identification No.)


17876 St. Clair Avenue                         Cleveland, Ohio        44110
(Address of Principal Executive Offices)                              (Zip Code)
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Registrant's telephone number, including area code:  (216) 486-4200



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Item 9.           Regulation FD Disclosure
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         On October 30, 2003, Brush Engineered Materials Inc., an Ohio
corporation (the "Company"), updated the "Current Investor Update," a slide presentation on its website, a copy of which is attached hereto as Exhibit 99.1. This slide presentation shows the Company's corporate strategy and the financial results through the third quarter of 2003.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BRUSH ENGINEERED MATERIALS INC.



Date: October 30, 2003             By: /s/Michael C. Hasychak
                                       Vice President, Secretary and Treasurer


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                                INDEX TO EXHIBITS

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
\Exhibit Number                     Description of Exhibit
--------------                      ----------------------
  99.1                              Current Investor Update
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